Long-Term Loans, Net of Current Maturities (Details Textual)	1 Months Ended
Oct. 31, 2017
Long-Term Loans, Net of Current Maturities (Textual)
Loan term, description	The Company and its Israeli subsidiaries entered into an agreement with Bank Beinleumi for the provision of credit facilities, which were used to pay Bank Leumi loans amounting to $2,976, Amounts drawn under the credit facilities in 2017 will be paid in monthly equal installments for a period of 6 years. In May 2019, the Company increased its credit facilities from Bank Beinleumi in the amount of $708, to pay for the acquisition of Imdecol business operations. The loan will be paid in monthly equal installments for a period of 5 years.